SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 26, 2004


                               ROGERS CORPORATION
             (Exact name of Registrant as specified in its charter)


         Massachusetts                1-4347                          06-0513860
(State or other jurisdiction of   (Commission File              (I.R.S. Employer
 incorporation or organization)       Number)                Identification No.)

        One Technology Drive
        P.O. Box 188
        Rogers, Connecticut                                           06263-0188
(Address of principal executive offices)                              (Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

Item 5.   Other Events

Rogers Corporation celebrated the grand opening of Rogers Technologies Suzhou Company Ltd, a wholly owned subsidiary, located in Suzhou, People's Republic of China. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits

(c)       Exhibits


99.1      Press Release dated May 26, 2004 issued by Rogers Corporation.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ROGERS CORPORATION
                                       (Registrant)



                                       By: /s/ James M. Rutledge
                                           ---------------------
                                           James M. Rutledge
                                           Vice President Finance,
                                           Chief Financial Officer and Treasurer
Date: May 26, 2004